UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 20, 2003
                                                          -------------


                                  CARMAX, INC.


             (Exact name of registrant as specified in its charter)


  Virginia                         1-31420                     54-1821055
-------------                   ------------                   ----------
(State or other                  (Commission                  (IRS Employer
 jurisdiction                     File No.)                Identification No.)
of incorporation)


4900 Cox Road, Glen Allen, Virginia                                  23060
-----------------------------------                                  -----
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code: 804-747-0422



Item 7.                    Financial Statements and Exhibits
-------                    ---------------------------------
(c) Exhibits               Press  release  dated  June 20,  2003, entitled
                           "CarMax Reports Record First Quarter Results."


Item 9.                    Regulation FD Disclosure.
-------                    -------------------------

                           The information in this report is being furnished as required by Item 12 of Form 8-K in accordance with SEC Release No. 33-8216. The registrant issued a press release on June 20, 2003, announcing its first quarter results. The press release is attached hereto as Exhibit 99.1.




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                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CARMAX, INC.


                                    By:      /s/ Keith Browning
                                             ------------------
                                             Keith Browning
                                             Executive Vice President
                                             and Chief Financial Officer





Date:  June 20, 2003


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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549














                                    EXHIBITS
                                       TO
                                    FORM 8-K


                                  CARMAX, INC.
                                  ------------

                                INDEX TO EXHIBITS




Exhibit
Number                              Exhibit
------                              -------


 99.1 Press release dated June 20, 2003, entitled "Carmax Reports Record First Quarter Results."